UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07056

Nuveen Select Maturities Municipal Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: March 31

Date of reporting period: September 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

NUVEEN

Closed-End Funds

Nuveen
Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Semi-Annual Report September 30, 2016

NIM
Nuveen Select Maturities Municipal Fund

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Table of Contents

Chairman's Letter to Shareholders	4

Portfolio Manager's Comments	5

Share Information	7

Risk Considerations	9

Performance Overview and Holding Summaries	10

Shareholder Meeting Report	12

Portfolio of Investments	13

Statement of Assets and Liabilities	28

Statement of Operations	29

Statement of Changes in Net Assets	30

Financial Highlights	32

Notes to Financial Statements	34

Additional Fund Information	41

Glossary of Terms Used in this Report	42

Reinvest Automatically, Easily and Conveniently	43

Annual Investment Management Agreement Approval Process	44

NUVEEN	3

Chairman's Letter to Shareholders

Dear Shareholders,
After a sluggish first half of 2016, the U.S. economy gained some momentum in the third quarter. In fact, it was the economy's strongest quarterly acceleration in two years, propelled by healthy consumer spending, a temporary surge in exports and a turnaround in inventories. As the year winds down, 2016 looks on track to deliver the same steady-but-slow growth that has characterized the seven-year recovery.
A year ago, the U.S. Federal Reserve (Fed) took the first step toward policy "normalization" by raising its benchmark interest rate at its December 2015 meeting. Speculation about the Fed's intentions since then has been a strong influence on the markets. Currently, with the economy modestly growing, the return to "full" employment and a recent uptick in inflation, the Fed may be encouraged to again raise its target rate at the December 2016 meeting, after remaining on hold for nearly a year.
Global conditions continue to look subdued by comparison. Investors continue to adjust to the idea of a slower Chinese economy, which has helped commodity prices stabilize and lift global inflation expectations. The U.K.'s June 23rd "Brexit" vote to leave the European Union introduced a new set of economic and political uncertainties to the already fragile conditions across Europe. Moreover, there are growing concerns that global central banks' unprecedented efforts to revive growth may be showing signs of fatigue. Interest rates are currently negative in Europe and Japan and near or at zero in the U.S., U.K. and elsewhere; nonetheless, growth has remained subdued.
Given muted global growth, the risk of policy errors by central banks around the world, the unfolding Brexit process and an uncertain political outlook with the U.S. transitioning to a new presidential administration followed by key elections across Europe in 2017, we anticipate that turbulence remains on the horizon for the time being. In this environment, Nuveen remains committed to both managing downside risks and seeking upside potential. If you're concerned about how resilient your investment portfolio might be, we encourage you to talk to your financial advisor. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
William J. Schneider
Chairman of the Board
 November 22, 2016

4	NUVEEN

Portfolio Manager's Comments
Nuveen Select Maturities Municipal Fund (NIM)
This Fund features portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. Portfolio manager Paul L. Brennan, CFA, discusses key investment strategies and the six-month performance of the Nuveen Select Maturities Municipal Fund (NIM). Paul has managed NIM since 2006.
What key strategies were used to manage NIM during the six-month reporting period ended September 30, 2016?
Municipal bond market conditions were favorable for the asset class over the six-month reporting period, as well as for bonds in the intermediate (generally eight- to twelve-year maturities) portion of the yield curve. Municipal bond yields fell and prices rose (as bond yields and prices move in opposite directions), in concert with the trajectory of U.S. Treasuries. The flattening yield curve, caused by rising rates on the short end of the yield curve and falling yields on the long end, also supported municipal bond performance over this reporting period. During this time, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believed had the potential to perform well over the long term.
The Fund's overall positioning remained relatively unchanged during the reporting period. Our emphasis remained on intermediate and longer maturities, lower rated credits and sectors offering higher yields. In this reporting period, we added bonds from a range of sectors and with lower credit quality, including credits issued for Presence Health Care in Chicago, New York City's LaGuardia Airport and Ohio-based electricity provider FirstEnergy.
Cash for new purchases was generated primarily by proceeds from called and matured bonds, which we worked to redeploy to keep NIM fully invested and support the Fund's income stream. Because NIM is an intermediate maturity Fund, it typically has a greater number of bonds maturing or being called than funds with longer average maturity targets. In addition, we continued to see heightened call activity during the reporting period, as bond issuers sought to lower costs through refinancings, and the increase in this activity provided ample cash for purchases. The Fund had no exposure to Puerto Rico in this reporting period.
How did NIM perform during the six-month reporting period ended September 30, 2016?
The table in NIM's Performance Overview and Holding Summaries section of this report provide total returns for the Fund for the six-month, one-year, five-year and ten-year periods ended September 30, 2016. The Fund's returns are compared with the performance of corresponding market indexes.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor's (S&P), Moody's Investors Service, Inc. (Moody's) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers' ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Manager's Comments (continued)
For the six months ended September 30, 2016, the total return on net asset value (NAV) for NIM outperformed the return for the S&P Municipal Bond Intermediate Index but trailed the national S&P Municipal Bond Index.
The main drivers of the Fund's performance during this reporting period were credit exposures and duration and yield curve positioning. Lower rated bonds continued to outperform higher rated bonds during this reporting period. The Fund remained overweight in A rated and BBB rated credits and modestly overweight in below investment grade bonds, which was beneficial to performance. The Fund's duration and yield curve positioning was advantageous during the reporting period's falling interest rate environment. Although the Fund held an overweight allocation to shorter maturity (zero to two-year) bonds, which underperformed, strong performance from the Fund's overweight allocation to longer maturity (15 years and up) bonds more than compensated.
In terms of sector allocation strategy, the Fund's exposure to sectors with a greater proportion of lower rated names, including health care (especially hospitals), tobacco securitization, transportation (especially tollroads) and industrial development revenue/pollution control revenue (IDR/PCR), was an overall positive contributor to performance. Conversely, the tax-backed and pre-refunded sectors generally underperformed during this reporting period, and the Fund's allocations to these sectors were less favorable to performance.
A Note About Investment Valuations
The municipal securities held by the Fund are valued by the Fund's pricing service using a range of market-based inputs and assumptions. A different municipal pricing service might incorporate different assumptions and inputs into its valuation methodology, potentially resulting in different values for the same securities. These differences could be significant, both as to such individual securities, and as to the value of a given Fund's portfolio in its entirety. Thus, the current net asset value of the Fund's shares may be impacted, higher or lower, if the Fund were to change pricing service, or if its pricing service were to materially change its valuation methodology. On October 4, 2016 (subsequent to the close of this reporting period), the Fund's current municipal bond pricing service was acquired by the parent company of another pricing service. Thus there is an increased risk that the Fund's pricing service may change, or that the Fund's current pricing service may change its valuation methodology, either of which could have an impact on the net asset value of the Fund's shares.

6	NUVEEN

Share Information
DISTRIBUTION INFORMATION
The following information regarding the Fund's distributions is current as of September 30, 2016. The Fund's distribution levels may vary over time based on its investment activity and portfolio investment value changes.
During the current reporting period, the Fund's distributions to shareholders were as shown in the accompanying table.

Per Share
Monthly Distributions (Ex-Dividend Date)	Amounts
April 2016	$0.0260
May	0.0260
June	0.0260
July	0.0260
August	0.0260
September 2016	0.0260
Total Distributions from Net Investment Income	$0.1560
Yields
Market Yield*	2.92%
Taxable-Equivalent Yield*	4.06%

*
Market Yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on an income tax rate of 28.0%. When comparing the Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders.
As of September 30, 2016, the Fund had a positive UNII balance, based upon our best estimate, for tax purposes and a positive UNII balance for financial reporting purposes.
All monthly dividends paid by the Fund during the current reporting period were paid from net investment income. If a portion of the Fund's monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, the Fund's shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of the Fund's dividends for the reporting period are presented in the Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 — Income Tax Information within the Notes to Financial Statements of this report.

NUVEEN	7

Share Information (continued)
SHARE REPURCHASES
During August 2016, the Fund's Board of Trustees reauthorized an open-market share repurchase program, allowing the Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.
As of September 30, 2016, and since the inception of the Fund's repurchase program, the Fund has cumulatively repurchased and retired its outstanding shares as shown in the accompanying table.

Shares cumulatively repurchased and retired	0
Shares authorized for repurchase	1,245,000
OTHER SHARE INFORMATION
As of September 30, 2016, and during the current reporting period, the Fund's share price was trading at a premium/(discount) to its NAV as shown in the accompanying table.

NAV	$10.73
Share price	$10.70
Premium/(Discount) to NAV	(0.28)%
6-month average premium/(discount) to NAV	0.06%

8	NUVEEN

Risk Considerations
Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen Select Maturities Municipal Fund (NIM)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. These and other risk considerations such as tax risk are described in more detail on the Fund's web page at www.nuveen.com/NIM.

NUVEEN	9

NIM
Nuveen Select Maturities Municipal Fund
Performance Overview and Holding Summaries as of September 30, 2016
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of September 30, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NIM at NAV	2.32%	5.41%	4.17%	4.36%
NIM at Share Price	2.71%	9.88%	3.83%	4.88%
S&P Municipal Bond Intermediate Index	2.05%	5.21%	4.13%	4.89%
S&P Municipal Bond Index	2.53%	5.84%	4.67%	4.68%
Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

10	NUVEEN

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	97.7%
Corporate Bonds	0.0%
Short-Term Municipal Bonds	1.5%
Other Assets Less Liabilities	0.8%
Net Assets	100%

Credit Quality
(% of total investments)
AAA/U.S. Guaranteed	13.2%
AA	27.6%
A	29.7%
BBB	21.7%
BB or Lower	5.5%
N/R (not rated)	2.3%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	19.2%
Transportation	16.4%
Health Care	14.8%
Utilities	13.4%
U.S. Guaranteed	11.7%
Tax Obligation/General	11.7%
Other	12.8%
Total	100%

States and Territories
(% of total municipal bonds)
Illinois	16.4%
Texas	9.2%
Pennsylvania	6.6%
California	6.2%
New Jersey	6.2%
New York	5.8%
Florida	4.4%
Ohio	4.4%
South Carolina	3.9%
Wisconsin	3.4%
Louisiana	3.2%
Arizona	3.0%
Indiana	2.5%
Nevada	2.4%
Missouri	2.3%
Washington	2.3%
Other	17.8%
Total	100%

NUVEEN	11

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen Investments on August 3, 2016 for NIM; at this meeting the shareholders were asked to elect Board Members.

NIM
Common
Shares
Approval of the Board Members was reached as follows:
William C. Hunter
For	11,349,237
Withhold	181,587
Total	11,530,824
Judith M. Stockdale
For	11,295,150
Withhold	235,674
Total	11,530,824
Carole E. Stone
For	11,287,842
Withhold	242,982
Total	11,530,824
Margaret L. Wolff
For	11,297,452
Withhold	233,372
Total	11,530,824

12	NUVEEN

NIM
Nuveen Select Maturities Municipal Fund
	Portfolio of Investments	September 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 97.7%

	MUNICIPAL BONDS – 97.7%

	Alabama – 0.4%
$250	Black Belt Energy Gas District, Alabama, Gas Supply Revenue Bonds, Series 2016, 0.000%, 7/01/46	No Opt. Call	Aa3	$277,583
125	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill College Project, Series 2015, 5.000%, 4/15/27	4/25 at 100.00	N/R	127,788
75	Montgomery Medical Clinic Board, Alabama, Health Care Facility Revenue Bonds, Jackson Hospital & Clinic, Series 2015, 4.000%, 3/01/36	3/26 at 100.00	BBB	78,446
450	Total Alabama			483,817
	Alaska – 0.1%
155	Alaska State, Sport Fishing Revenue Bonds, Refunding Series 2011, 5.000%, 4/01/21	4/20 at 100.00	A1	173,220
	Arizona – 3.0%
	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children's Hospital, Refunding Series 2012A:
255	5.000%, 2/01/20	No Opt. Call	BBB+	285,345
290	5.000%, 2/01/27	2/22 at 100.00	BBB+	334,425
70	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals Project, Series 2014A, 5.000%, 12/01/24	No Opt. Call	A2	88,238
	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Refunding Senior Series 2012A:
425	5.000%, 7/01/25	7/22 at 100.00	A1	487,356
685	5.000%, 7/01/26	7/22 at 100.00	A1	781,728
685	5.000%, 7/01/27	7/22 at 100.00	A1	778,968
100	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company Project, Series 2013A, 4.000%, 9/01/29	3/23 at 100.00	A3	110,279
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc. Prepay Contract Obligations, Series 2007:
150	5.000%, 12/01/17	No Opt. Call	BBB+	155,900
135	5.250%, 12/01/19	No Opt. Call	BBB+	149,768
95	5.000%, 12/01/32	No Opt. Call	BBB+	118,780
575	5.000%, 12/01/37	No Opt. Call	BBB+	730,164
3,465	Total Arizona			4,020,951
	Arkansas – 0.4%
525	Independence County, Arkansas, Pollution Control Revenue Bonds, Arkansas Power and Light Company Project, Series 2013, 2.375%, 1/01/21	No Opt. Call	A	549,827
30	Springdale Public Facilities Board, Arkansas, Hospital Revenue Bonds, Arkansas Children's Northwest Project, Series 2016, 3.000%, 3/01/35	9/26 at 100.00	AA–	30,205
555	Total Arkansas			580,032
	California – 6.2%
300	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Senior Lien Series 2013A, 5.000%, 10/01/23	No Opt. Call	A	373,728
125	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children's Hospital, Series 2008A, 1.450%, 8/15/33 (Pre-refunded 3/15/17)	3/17 at 100.00	AA (4)	125,373
130	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children's Hospital, Series 2012C, 1.450%, 8/15/23 (Pre-refunded 3/15/17)	3/17 at 100.00	AA (4)	130,387
105	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Refunding Series 2015B-2, 3.125%, 11/01/40 (Mandatory put 11/03/25) (Alternative Minimum Tax)	No Opt. Call	A–	111,316

NUVEEN	13

NIM	Nuveen Select Maturities Municipal Fund
	Portfolio of Investments (continued)	September 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$290	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2015A-1, 3.375%, 7/01/25 (Alternative Minimum Tax)	No Opt. Call	A–	$309,711
205	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management, Inc. Project, Refunding Series 2015B-1, 3.000%, 11/01/25 (Alternative Minimum Tax)	No Opt. Call	A–	216,617
525	California State, General Obligation Bonds, Various Purpose Series 2010, 5.500%, 3/01/40	3/20 at 100.00	AA–	597,975
125	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.250%, 12/01/29	12/24 at 100.00	BB+	146,424
285	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2009E-1, 5.000%, 4/01/44 (Mandatory put 5/01/17)	No Opt. Call	AA–	291,797
250	Delano, California, Certificates of Participation, Delano Regional Medical Center, Series 2012, 5.000%, 1/01/24	No Opt. Call	BBB–	283,253
710	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 4.500%, 6/01/27	6/17 at 100.00	B	720,017
100	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Canyon Hills Improvement Area A & C, Series 2014C, 5.000%, 9/01/32	9/24 at 100.00	N/R	116,066
365	Lake Elsinore Redevelopment Agency, California, Special Tax Bonds, Community Facilities District 90-2, Series 2007A, 4.500%, 10/01/24 – AGM Insured	10/17 at 100.00	AA	376,545
1,000	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/28 (5)	2/28 at 100.00	AA	978,930
2,000	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/25 – AGC Insured	No Opt. Call	AA	1,595,659
35	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds, Series 2013A, 5.750%, 6/01/44	6/23 at 100.00	BBB–	41,240
2,000	San Diego Community College District, California, General Obligation Bonds, Refunding Series 2011, 0.000%, 8/01/37	No Opt. Call	AA+	1,058,980
415	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 1/15/29	1/25 at 100.00	BBB–	488,169
215	Washington Township Health Care District, California, Revenue Bonds, Refunding Series 2015A, 5.000%, 7/01/25	No Opt. Call	Baa1	262,977
9,180	Total California			8,225,164
	Colorado – 1.1%
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
300	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	AA–	206,328
245	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	AA–	145,466
10	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007A-1, 5.250%, 9/01/18 – NPFG Insured	No Opt. Call	AA–	10,716
1,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 3/01/36 – NPFG Insured	9/20 at 41.72	AA–	362,410
500	Plaza Metropolitan District 1, Lakewood, Colorado, Tax Increment Revenue Bonds, Refunding Series 2013, 5.000%, 12/01/20	No Opt. Call	N/R	548,635
210	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/41	7/20 at 100.00	BBB+	241,681
2,265	Total Colorado			1,515,236
	Connecticut – 0.8%
100	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Healthcare Facility Expansion Church Home of Hartford Inc. Project, TEMPS-50 Series 2016B-2, 2.875%, 9/01/20	9/17 at 100.00	N/R	100,683
905	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2010A-3, 0.875%, 7/01/49 (Mandatory put 2/08/18)	No Opt. Call	AAA	903,706
1,005	Total Connecticut			1,004,389

14	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Delaware – 0.1%
$170	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013, 5.000%, 7/01/28	7/23 at 100.00	BBB	$189,045
	District of Columbia – 1.0%
120	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard Properties LLC Issue, Series 2013, 5.000%, 10/01/30	10/22 at 100.00	BB+	123,712
1,000	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	Baa1	1,236,029
1,120	Total District of Columbia			1,359,741
	Florida – 4.4%
480	Broward County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Emerald Palms Apartments, Series 2001A, 5.600%, 7/01/21 (Alternative Minimum Tax)	10/16 at 100.00	Aaa	481,382
	Citizens Property Insurance Corporation, Florida, Coastal Account Senior Secured Bonds, Series 2015A-1:
545	5.000%, 6/01/22	12/21 at 100.00	AA–	643,427
365	5.000%, 6/01/25	12/24 at 100.00	AA–	453,440
195	Citizens Property Insurance Corporation, Florida, High-Risk Account Revenue Bonds, Coastal Account Senior Secured Series 2011A-1, 5.000%, 6/01/18	No Opt. Call	AA–	207,973
	Citizens Property Insurance Corporation, Florida, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1:
50	5.000%, 6/01/18	No Opt. Call	AA–	53,327
455	5.000%, 6/01/20	No Opt. Call	AA–	517,494
	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Hodges University, Refunding Series 2013:
100	4.750%, 11/01/23	No Opt. Call	BBB–	109,151
370	6.000%, 11/01/33	11/23 at 100.00	BBB–	435,176
600	Florida Department of Environmental Protection, Florida Forever Revenue Bonds, Series 2007B, 5.000%, 7/01/19 (Pre-refunded 7/01/17) – NPFG Insured	7/17 at 101.00	AA– (4)	624,293
	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2009:
10	5.500%, 6/01/29 – AGM Insured	6/19 at 100.00	AA	11,148
10	5.625%, 6/01/34 – AGC Insured	6/19 at 100.00	AA	11,151
625	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series 2010, 5.000%, 10/01/20	No Opt. Call	A	677,200
75	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, BRCH Corporation Obligated Group, Refunding Series 2014, 5.000%, 12/01/31	12/24 at 100.00	BBB+	87,778
45	Port Everglades Authority, Florida, Port Facilities Revenue Bonds, Series 1986, 7.125%, 11/01/16 (ETM)	No Opt. Call	Aaa	45,250
720	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Refunding Series 2007, 5.000%, 8/15/27	8/17 at 100.00	AA–	744,818
	Tampa, Florida, Cigarette Tax Allocation Bonds, H. Lee Moffitt Cancer Center Project, Refunding & Capital Improvement Series 2012A:
120	5.000%, 9/01/22	No Opt. Call	A+	142,680
350	5.000%, 9/01/23	9/22 at 100.00	A+	413,116
185	5.000%, 9/01/25	9/22 at 100.00	A+	221,118
5,300	Total Florida			5,879,922
	Georgia – 1.0%
205	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 1995, 5.200%, 8/01/25 (Pre-refunded 8/01/22) – NPFG Insured	8/22 at 100.00	AA– (4)	229,489
900	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Refunding Series 2012C, 5.250%, 10/01/23	10/22 at 100.00	Baa2	1,064,393
1,105	Total Georgia			1,293,882

NUVEEN	15

NIM	Nuveen Select Maturities Municipal Fund
	Portfolio of Investments (continued)	September 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Guam – 0.3%
$140	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A–	$161,707
150	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (Alternative Minimum Tax)	10/23 at 100.00	BBB	182,184
290	Total Guam			343,891
	Hawaii – 0.6%
200	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A, 6.250%, 7/01/27	7/23 at 100.00	BB+	225,250
10	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Queens Health Systems, Series 2015A, 5.000%, 7/01/29	7/25 at 100.00	AA–	12,321
500	Hawaiian Electric Company Inc. and its Subsidiaries, Special Purpose Revenue Bonds, Department of Budget and Finance of the State of Hawaii, Series 2015, 3.250%, 1/01/25 (Alternative Minimum Tax)	No Opt. Call	A–	537,065
710	Total Hawaii			774,636
	Idaho – 0.1%
145	Nez Perce County, Idaho, Pollution Control Revenue Bonds, Potlatch Corporation Project, Refunding Series 2016, 2.750%, 10/01/24	No Opt. Call	Ba1	145,030
	Illinois – 16.3%
	Cary, Illinois, Special Tax Bonds, Special Service Area 1, Refunding Series 2016:
10	2.150%, 3/01/23 – BAM Insured	No Opt. Call	AA	10,064
10	2.350%, 3/01/24 – BAM Insured	No Opt. Call	AA	10,065
25	2.700%, 3/01/26 – BAM Insured	3/25 at 100.00	AA	25,284
25	2.900%, 3/01/28 – BAM Insured	3/25 at 100.00	AA	25,135
25	3.050%, 3/01/30 – BAM Insured	3/25 at 100.00	AA	25,346
	Cary, Illinois, Special Tax Bonds, Special Service Area 2, Refunding Series 2016:
15	2.150%, 3/01/23 – BAM Insured	No Opt. Call	AA	15,096
15	2.350%, 3/01/24 – BAM Insured	No Opt. Call	AA	15,097
25	2.700%, 3/01/26 – BAM Insured	3/25 at 100.00	AA	25,284
35	2.900%, 3/01/28 – BAM Insured	3/25 at 100.00	AA	35,482
40	3.050%, 3/01/30 – BAM Insured	3/25 at 100.00	AA	40,409
235	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Refunding Series 2010F, 5.000%, 12/01/17	No Opt. Call	B+	229,658
300	Chicago, Illinois, General Airport Revenue Bonds, O'Hare International Airport, Senior Lien Refunding Series 2015A, 5.000%, 1/01/33 (Alternative Minimum Tax)	1/25 at 100.00	A	347,124
75	Chicago, Illinois, General Obligation Bonds, Project and Refunding Series 2009C, 5.000%, 1/01/27	No Opt. Call	BBB+	76,775
	Chicago, Illinois, General Obligation Bonds, Refunding Series 2016C:
200	5.000%, 1/01/23	No Opt. Call	BBB+	216,472
225	5.000%, 1/01/24	No Opt. Call	BBB+	244,638
190	5.000%, 1/01/25	No Opt. Call	BBB+	207,136
55	5.000%, 1/01/26	No Opt. Call	BBB+	59,703
325	Cook County, Illinois, General Obligation Bonds, Refunding Series 2012C, 5.000%, 11/15/21	No Opt. Call	AA–	373,802
185	Cook County, Illinois, General Obligation Bonds, Refunding Series 2016A, 5.000%, 11/15/20	No Opt. Call	AA–	208,430
1,997	Huntley, Illinois, Special Service Area 9, Special Tax Bonds, Series 2007, 5.100%, 3/01/28 – AGC Insured	3/17 at 100.00	AA	2,029,470
625	Illinois Finance Authority, Gas Supply Refunding Revenue Bonds, The Peoples Gas Light and Coke Company Project, Series 2010B, 1.875%, 2/01/33 (Mandatory put 8/01/20)	No Opt. Call	Aa3	636,394
455	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%, 9/01/27	9/22 at 100.00	BBB	513,345
500	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A, 4.625%, 9/01/39	9/24 at 100.00	BBB	537,705
275	Illinois Finance Authority, Revenue Bonds, Northwest Community Hospital, Series 2008A, 5.500%, 7/01/38 (Pre-refunded 7/01/18)	7/18 at 100.00	A+ (4)	297,121

16	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$890	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37 (Pre-refunded 11/15/17)	11/17 at 100.00	A (4)	$939,101
1,850	Illinois Finance Authority, Revenue Bonds, Presence Health Network, Series 2016C, 4.000%, 2/15/24	No Opt. Call	BBB	2,033,538
250	Illinois Finance Authority, Revenue Bonds, Roosevelt University, Series 2007, 5.250%, 4/01/22	4/17 at 100.00	Baa3	253,075
	Illinois State, General Obligation Bonds, February Series 2014:
370	5.000%, 2/01/25	2/24 at 100.00	BBB+	420,253
325	5.000%, 2/01/26	2/24 at 100.00	BBB+	366,438
	Illinois State, General Obligation Bonds, Refunding Series 2012:
390	5.000%, 8/01/20	No Opt. Call	BBB+	428,212
335	5.000%, 8/01/21	No Opt. Call	BBB+	373,347
1,000	5.000%, 8/01/22	No Opt. Call	BBB+	1,129,010
300	5.000%, 8/01/23	No Opt. Call	BBB+	342,231
	Illinois State, General Obligation Bonds, Series 2006A:
25	5.000%, 6/01/24	12/16 at 100.00	BBB+	25,097
10	5.000%, 6/01/27	12/16 at 100.00	BBB+	10,039
230	Illinois State, General Obligation Bonds, Series 2006, 5.000%, 1/01/17	12/16 at 100.00	BBB+	230,883
300	Illinois State, General Obligation Bonds, Series 2012A, 4.000%, 1/01/20	No Opt. Call	BBB+	315,792
	Illinois State, General Obligation Bonds, Series 2013:
280	5.500%, 7/01/25	7/23 at 100.00	BBB+	323,042
240	5.500%, 7/01/26	7/23 at 100.00	BBB+	275,942
440	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Refunding Senior Lien Series 2016A, 5.000%, 12/01/31	1/26 at 100.00	AA–	537,262
450	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015B, 5.000%, 1/01/37	1/26 at 100.00	AA–	537,071
1,380	Kane & DeKalb Counties Community Unit School District 301, Illinois, General Obligation Bonds, Series 2006, 0.000%, 12/01/18 – NPFG Insured	No Opt. Call	Aa3	1,330,278
1,000	Peoria Public Building Commission, Illinois, School District Facility Revenue Bonds, Peoria County School District 150 Project, Series 2009A, 0.000%, 12/01/22 – AGC Insured	12/18 at 79.62	AA	764,560
	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
720	5.000%, 6/01/19	No Opt. Call	A	789,523
1,000	5.250%, 6/01/21	No Opt. Call	A	1,168,889
60	6.250%, 6/01/24	12/16 at 100.00	A	60,272
450	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1994D, 7.750%, 6/01/19 – FGIC Insured	No Opt. Call	AA	498,029
	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial Group, Inc., Series 2013:
50	7.250%, 11/01/33	11/23 at 100.00	AA	68,679
95	7.250%, 11/01/36	11/23 at 100.00	AA	129,765
200	7.625%, 11/01/48	11/23 at 100.00	AA	275,376
	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015:
230	5.000%, 3/01/33	3/25 at 100.00	A	269,785
145	5.000%, 3/01/34 – AGM Insured	3/25 at 100.00	AA	170,800
500	Sterling, Whiteside County, Illinois, General Obligation Bonds, Alternate Revenue Source, Series 2012, 4.000%, 11/01/22	No Opt. Call	A+	566,420
355	Will, Grundy, Kendall, LaSalle, Kankakee, Livingston and Cook Counties Community College District 525 Joliet Junior College, Illinois, General Obligation Bond, Series 2008, 5.750%, 6/01/28	6/18 at 100.00	AA	378,870
455	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, Limited Tax General Obligation Lease Certificates, Series 2011, 7.000%, 10/15/22	10/19 at 103.00	BBB	509,618
20,192	Total Illinois			21,726,232

NUVEEN	17

NIM	Nuveen Select Maturities Municipal Fund
	Portfolio of Investments (continued)	September 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana – 2.5%
$140	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 6.000%, 10/01/21	10/19 at 100.00	B–	$137,722
425	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013B, 5.000%, 1/01/19 (Alternative Minimum Tax)	1/17 at 100.00	BBB+	429,871
175	Indiana Finance Authority, Tax-Exempt Private Activity Revenue Bonds, I-69 Section 5 Project, Series 2014, 5.250%, 9/01/34 (Alternative Minimum Tax)	9/24 at 100.00	BB	191,657
140	Indianapolis, Indiana, Thermal Energy System Revenue Bonds, Refunding First Lien Series 2014A, 5.000%, 10/01/31	10/24 at 100.00	A	168,279
255	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public Service Company Project, Series 1994A Remarketed, 5.850%, 4/01/19 – NPFG Insured	No Opt. Call	AA–	280,276
250	Lake County Building Corporation, Indiana, First Mortgage Bonds, Series 2012, 4.750%, 2/01/21	No Opt. Call	N/R	265,075
250	Vanderburgh County, Indiana, Redevelopment District Tax Increment Revenue bonds, Refunding Series 2014, 5.000%, 2/01/29	8/24 at 100.00	A	302,643
865	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc. Project, Series 2008, 1.850%, 6/01/44 (Mandatory put 10/01/19)	No Opt. Call	A2	872,180
600	Whiting, Indiana, Environmental Facilities Revenue Bonds, BP Products North America Inc. Project, Series 2015, 5.000%, 11/01/45 (Mandatory put 11/01/22) (Alternative Minimum Tax)	No Opt. Call	A2	708,594
3,100	Total Indiana			3,356,297
	Iowa – 0.8%
500	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011, 5.250%, 6/15/27 (Pre-refunded 6/15/20)	6/20 at 100.00	A2 (4)	576,505
	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013:
405	5.000%, 12/01/19	No Opt. Call	B+	419,523
115	5.500%, 12/01/22	12/18 at 100.00	B+	118,876
1,020	Total Iowa			1,114,904
	Kansas – 0.1%
105	Wyandotte County/Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Refunding & Improvement Series 2014A, 5.000%, 9/01/22	No Opt. Call	A+	126,290
	Kentucky – 1.3%
350	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 5.750%, 12/01/28 – AGC Insured	6/18 at 100.00	AA	370,017
500	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A, 5.000%, 7/01/17	No Opt. Call	Baa3	514,800
340	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/29	6/21 at 100.00	Aa3	392,618
200	Louisville-Jefferson County Metropolitan Government, Kentucky, Environmental Facilities Revenue, Louisville Gas & Electric Company Project, Series 2007B, 1.600%, 6/01/33 (Mandatory put 6/01/17)	No Opt. Call	A	200,618
320	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2003A, 1.650%, 10/01/33 (Mandatory put 4/03/17)	No Opt. Call	A1	320,688
1,710	Total Kentucky			1,798,741
	Louisiana – 3.1%
240	De Soto Parrish, Louisiana, Pollution Control Revenue Bonds, Southwestern Electric Power Company Project, Refunding Series 2010, 1.600%, 1/01/19	No Opt. Call	BBB+	240,773
445	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011, 6.375%, 7/01/41	7/21 at 100.00	BB	502,703

18	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006-C1:
$155	5.875%, 6/01/23 (Pre-refunded 6/01/18)	6/18 at 100.00	AA (4)	$167,949
10	6.000%, 6/01/24 (Pre-refunded 6/01/18)	6/18 at 100.00	AA (4)	10,856
660	Louisiana Public Facilities Authority, Revenue Bonds, Entergy Louisiana, LLC Project, Refunding Series 2016B, 3.500%, 6/01/30	6/21 at 100.00	A	688,717
150	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2016, 5.000%, 5/15/29	5/26 at 100.00	A–	183,431
540	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.250%, 5/15/38	5/17 at 100.00	A–	552,490
210	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.250%, 5/15/38 (Pre-refunded 5/15/17)	5/17 at 100.00	N/R (4)	215,886
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2015:
350	5.000%, 5/15/22	No Opt. Call	A–	418,457
300	5.000%, 5/15/24	No Opt. Call	A–	373,134
110	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2015, 5.000%, 12/01/25	No Opt. Call	AA–	138,331
100	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Series 2015, 5.000%, 6/01/32	6/25 at 100.00	A	118,432
525	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory put 6/01/22)	No Opt. Call	BBB	582,283
3,795	Total Louisiana			4,193,442
	Maine – 0.0%
35	Portland, Maine, General Airport Revenue Bonds, Refunding Series 2013, 5.000%, 7/01/22	No Opt. Call	BBB+	41,600
	Massachusetts – 1.0%
200	Massachusetts Development Finance Agency Revenue Bonds, Lawrence General Hospital Issue, Series 2014A, 5.000%, 7/01/27	7/24 at 100.00	BBB–	226,666
500	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007, 5.000%, 10/01/19	10/17 at 100.00	N/R	513,255
	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
100	5.200%, 1/01/20 – AMBAC Insured (Alternative Minimum Tax)	12/16 at 100.00	N/R	100,411
470	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	1/17 at 100.00	N/R	471,918
70	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2007A, 5.000%, 8/15/20 (Pre-refunded 8/15/17) – AMBAC Insured	8/17 at 100.00	AA+ (4)	72,588
1,340	Total Massachusetts			1,384,838
	Michigan – 1.5%
400	Detroit Downtown Development Authority, Michigan, Tax Increment Refunding Bonds, Development Area 1 Projects, Series 1996B, 0.000%, 7/01/23	No Opt. Call	BB	296,080
24	Detroit, Michigan, General Obligation Bonds, Series 2001A-1, 5.375%, 4/01/18 (Pre-refunded 11/07/16) – NPFG Insured	11/16 at 100.00	N/R (4)	24,000
150	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B, 5.500%, 7/01/29 – FGIC Insured	No Opt. Call	AA–	190,679
150	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Sewage Disposal System Local Project, Second Lien Series 2015C, 5.000%, 7/01/34	7/25 at 100.00	A–	174,695
500	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2010C, 5.000%, 12/01/16	No Opt. Call	A	503,495
705	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Refunding Series 2015F, 5.000%, 12/01/33 (Alternative Minimum Tax)	12/25 at 100.00	A	824,046
1,929	Total Michigan			2,012,995

NUVEEN	19

NIM	Nuveen Select Maturities Municipal Fund
	Portfolio of Investments (continued)	September 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri – 2.3%
	Jackson County, Missouri, Special Obligation Bonds, Harry S. Truman Sports Complex, Series 2006:
$595	5.000%, 12/01/26 (Pre-refunded 12/01/16) – AMBAC Insured	12/16 at 100.00	Aa3 (4)	$599,314
515	5.000%, 12/01/27 (Pre-refunded 12/01/16) – AMBAC Insured	12/16 at 100.00	Aa3 (4)	518,734
355	5.000%, 12/01/28 (Pre-refunded 12/01/16) – AMBAC Insured	12/16 at 100.00	Aa3 (4)	357,574
100	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.250%, 5/01/33	5/23 at 100.00	BBB+	113,035
30	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2015B, 4.000%, 5/01/32	11/23 at 100.00	BBB	31,413
1,070	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005, 5.500%, 7/01/19 – NPFG Insured	No Opt. Call	AA–	1,195,435
210	St. Louis County, Missouri, GNMA Collateralized Mortgage Revenue Bonds, Series 1989A, 8.125%, 8/01/20 (Pre-refunded 7/01/20) (Alternative Minimum Tax)	7/20 at 100.00	AA+ (4)	236,019
2,875	Total Missouri			3,051,524
	Montana – 0.3%
260	Billings, Montana, Tax Increment Urban Renewal Revenue Bonds, Expanded North 27th Street, Series 2013A, 5.000%, 7/01/33	1/23 at 100.00	N/R	278,868
165	University of Montana, Revenue Bonds, Series 1996D, 5.375%, 5/15/19 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	175,610
425	Total Montana			454,478
	Nebraska – 0.1%
100	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2012, 4.000%, 6/15/23	6/22 at 100.00	AA–	114,651
	Nevada – 2.3%
1,470	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	A+	1,681,694
250	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30 (Pre-refunded 6/15/19)	6/19 at 100.00	BBB+ (4)	296,250
50	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 607 Providence, Refunding Series 2013, 5.000%, 6/01/22	No Opt. Call	N/R	55,653
175	Washoe County, Nevada, Gas and Water Facilities Revenue Bonds, Sierra Pacific Power Company, Refunding Series 2016B, 0.000%, 3/01/36	No Opt. Call	A+	188,746
775	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority, Refunding Series 2011, 5.000%, 7/01/23	7/21 at 100.00	AA	910,850
2,720	Total Nevada			3,133,193
	New Hampshire – 0.1%
105	Business Finance Authority of the State of New Hampshire, Water Facility Revenue Bonds, Pennichuck Water Works, Inc. Project, Series 2015A, 4.250%, 1/01/36 (Alternative Minimum Tax)	1/26 at 100.00	A+	111,686
	New Jersey – 6.2%
65	Bayonne Redevelopment Agency, New Jersey, Revenue Bonds, Royal Caribbean Cruises Project, Series 2006A, 4.750%, 11/01/16 (Alternative Minimum Tax)	No Opt. Call	BB+	65,054
250	Gloucester County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Logan Project, Refunding Series 2014A, 5.000%, 12/01/24 (Alternative Minimum Tax)	No Opt. Call	BBB–	287,580

20	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
$150	4.000%, 6/15/19	No Opt. Call	BBB+	$157,587
280	5.000%, 6/15/20	No Opt. Call	BBB+	307,541
150	5.000%, 6/15/21	No Opt. Call	BBB+	167,781
335	5.000%, 6/15/22	No Opt. Call	BBB+	381,247
350	5.000%, 6/15/23	6/22 at 100.00	BBB+	397,429
210	5.000%, 6/15/24	6/22 at 100.00	BBB+	236,504
510	5.000%, 6/15/25	6/22 at 100.00	BBB+	571,628
150	5.000%, 6/15/26	6/22 at 100.00	BBB+	167,345
100	4.250%, 6/15/27	6/22 at 100.00	BBB+	105,561
300	5.000%, 6/15/28	No Opt. Call	BBB+	330,168
220	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.000%, 1/01/28 (Alternative Minimum Tax)	1/24 at 100.00	BBB	254,923
1,000	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2015XX, 5.000%, 6/15/27	6/25 at 100.00	A–	1,144,669
75	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2008A, 5.250%, 10/01/38	10/18 at 100.00	A–	79,884
30	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformation Program, Series 2008A, 5.250%, 10/01/38 (Pre-refunded 10/01/18)	10/18 at 100.00	N/R (4)	32,616
1,280	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/33	No Opt. Call	A–	615,027
1,515	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/23	No Opt. Call	A–	1,761,808
330	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/19	No Opt. Call	A+	359,248
170	Salem County Pollution Control Financing Authority, New Jersey, Pollution Control Revenue Bonds, Chambers Project, Refunding Series 2014A, 5.000%, 12/01/23 (Alternative Minimum Tax)	No Opt. Call	BBB–	194,235
250	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Bonds, Refunding Series 2012Q, 3.000%, 1/01/22	No Opt. Call	A3	255,120
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
195	4.500%, 6/01/23	6/17 at 100.00	Baa3	198,354
150	4.625%, 6/01/26	6/17 at 100.00	B+	151,256
8,065	Total New Jersey			8,222,565
	New Mexico – 0.9%
715	Farmington, New Mexico, Pollution Control Revenue Bonds, Southern California Edison Company – Four Corners Project, Refunding Series 2005A, 1.875%, 4/01/29 (Mandatory put 4/01/20)	No Opt. Call	Aa3	728,907
490	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding Sub-Series 2014A, 5.000%, 11/01/39 (Mandatory put 8/01/19)	8/19 at 100.00	Aa3	540,073
1,205	Total New Mexico			1,268,980
	New York – 5.7%
220	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.000%, 7/15/30 (Pre-refunded 1/15/20)	1/20 at 100.00	BBB– (4)	255,554
	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Catholic Health System, Inc. Project, Series 2015:
145	5.000%, 7/01/23	No Opt. Call	BBB+	174,123
195	5.000%, 7/01/24	No Opt. Call	BBB+	237,990
770	Dormitory Authority of the State of New York, Third General Resolution Revenue Bonds, State University Educational Facilities Issue, Series 2012A, 5.000%, 5/15/25	5/22 at 100.00	AA	922,605
435	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	512,895
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
215	0.000%, 6/01/22 – AGM Insured	No Opt. Call	AA	197,731
135	0.000%, 6/01/24 – AGM Insured	No Opt. Call	AA	117,665

NUVEEN	21

NIM	Nuveen Select Maturities Municipal Fund
	Portfolio of Investments (continued)	September 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$825	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, New York State Electric and Gas Corporation, Series 2005A, 2.375%, 7/01/26 (Mandatory put 5/01/20) (Alternative Minimum Tax)	No Opt. Call	AA–	$838,563
1,195	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2013A, 5.000%, 5/01/19	No Opt. Call	A–	1,318,227
	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2011B:
360	5.000%, 6/01/17	No Opt. Call	AA	369,947
565	5.000%, 6/01/18	No Opt. Call	AA	602,996
220	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2013B, 5.000%, 6/01/22	6/17 at 100.00	AA	225,958
	New York Transportation Development Corporation, New York, Special Facility Revenue Refunding Bonds, Terminal One Group Association, L.P. Project, Series 2015:
60	5.000%, 1/01/22 (Alternative Minimum Tax)	No Opt. Call	A–	70,568
60	5.000%, 1/01/23 (Alternative Minimum Tax)	No Opt. Call	A–	72,131
	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A:
135	4.000%, 7/01/32 (Alternative Minimum Tax)	7/24 at 100.00	BBB	145,288
175	4.000%, 7/01/33 (Alternative Minimum Tax)	7/24 at 100.00	BBB	187,959
185	5.000%, 7/01/34 (Alternative Minimum Tax)	7/24 at 100.00	BBB	214,186
375	4.000%, 7/01/35 – AGM Insured (Alternative Minimum Tax)	7/24 at 100.00	AA	398,884
215	5.000%, 7/01/41 (Alternative Minimum Tax)	7/24 at 100.00	BBB	245,143
85	4.000%, 7/01/41 (Alternative Minimum Tax)	7/24 at 100.00	BBB	89,567
400	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Series 2013B, 5.000%, 11/15/21	No Opt. Call	AA–	476,648
6,970	Total New York			7,674,628
	North Carolina – 1.2%
1,315	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2015C, 5.000%, 1/01/29	1/26 at 100.00	A	1,646,696
	North Dakota – 0.8%
	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Series 2014A:
200	5.000%, 7/01/29 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	236,172
650	5.000%, 7/01/31 (Pre-refunded 7/01/21)	7/21 at 100.00	N/R (4)	767,559
850	Total North Dakota			1,003,731
	Ohio – 4.4%
80	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1, 5.000%, 6/01/17	No Opt. Call	Aa1	82,145
1,700	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24	6/17 at 100.00	B–	1,663,942
480	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2013, 5.000%, 6/15/43	6/23 at 100.00	Baa2	533,146
50	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 5.500%, 8/15/24	8/18 at 100.00	A3	54,130
225	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 5.500%, 8/15/24 (Pre-refunded 8/15/18)	8/18 at 100.00	N/R (4)	244,474
	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C:
25	4.000%, 10/01/18	No Opt. Call	A1	26,290
30	4.000%, 10/01/19	No Opt. Call	A1	32,267
40	4.000%, 10/01/20	No Opt. Call	A1	43,756
45	5.000%, 10/01/21	No Opt. Call	A1	52,070
35	5.000%, 10/01/22	No Opt. Call	A1	41,346

22	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$130	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009B, 3.100%, 3/01/23 (Mandatory put 3/01/19)	No Opt. Call	BB–	$119,185
220	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009C, 5.625%, 6/01/18	No Opt. Call	Baa2	226,279
225	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Project, Refunding Series 2006A, 3.750%, 12/01/23 (Mandatory put 12/03/18)	No Opt. Call	BB–	214,850
25	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Corporation Project, Refunding Series 2010A, 3.125%, 7/01/33 (Mandatory put 7/ 01/ 18)	No Opt. Call	BB–	23,824
100	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Nuclear Generation Project, Refunding Series 2006B, 3.625%, 12/01/33 (Mandatory put 6/01/20)	No Opt. Call	BB–	88,244
2,000	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Projects, Junior Lien Convertible Series 2013A-3, 0.000%, 2/15/34 (5)	2/31 at 100.00	A+	1,990,600
170	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34 (Mandatory put 7/01/21)	No Opt. Call	BB–	146,071
10	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2006B, 0.000%, 12/01/33	No Opt. Call	Ba2	9,304
100	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2008B, 3.625%, 10/01/33 (Mandatory put 4/01/20)	No Opt. Call	BB–	88,720
30	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generating Corporation Project, Series 2010A, 3.750%, 7/01/33 (Mandatory put 7/01/20)	No Opt. Call	BB–	26,524
100	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 5.375%, 3/01/27	3/25 at 100.00	N/R	104,680
5,820	Total Ohio			5,811,847
	Pennsylvania – 6.5%
935	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 2.500%, 12/01/41 (Mandatory put 6/01/17)	No Opt. Call	BB+	925,789
30	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2008A, 2.700%, 4/01/35 (Mandatory put 4/02/18)	No Opt. Call	BB+	28,599
200	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.750%, 12/15/27	12/19 at 100.00	N/R	214,722
10	Montgomery County Higher Education and Health Authority, Pennsylvania, Hospital Revenue Bonds, Abington Memorial Hospital Obligated Group, Series 2009A, 5.000%, 6/01/17	No Opt. Call	A	10,261
500	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, PECO Energy Company Project, Refunding Series 1996A, 2.600%, 3/01/34 (Mandatory put 9/01/20)	No Opt. Call	BBB	514,110
500	Montgomery County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, PECO Energy Company Project, Refunding Series 1999A, 2.500%, 10/01/30 (Mandatory put 4/01/20)	No Opt. Call	BBB	508,585
450	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds, Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23 (Pre-refunded 10/15/19)	10/19 at 100.00	N/R (4)	508,986
500	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Junior Guaranteed Series 2013B, 5.500%, 1/01/27	1/24 at 100.00	AA	622,165
250	Pennsylvania Economic Development Financing Authority, Parking System Revenue Bonds, Capitol Region Parking System, Junior Insured Series 2013C, 5.500%, 1/01/26 – AGM Insured	1/24 at 100.00	AA	312,623
230	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds, Pennsylvania Rapid Bridge Replacement Project, Series 2015, 5.000%, 12/31/25 (Alternative Minimum Tax)	No Opt. Call	BBB	281,256
225	Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue Bonds, Series 2012B, 5.000%, 1/01/22	7/17 at 100.00	Aaa	232,189

NUVEEN	23

NIM	Nuveen Select Maturities Municipal Fund
	Portfolio of Investments (continued)	September 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$185	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Arts, Series 1999, 5.150%, 3/15/20 – RAAI Insured (ETM)	12/16 at 100.00	AA (4)	$198,028
125	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured	12/16 at 100.00	AA	125,753
580	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A, 5.500%, 12/01/34	12/20 at 100.00	AA–	668,311
	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Second Series 2016B-2:
545	5.000%, 6/01/29	6/26 at 100.00	A3	658,731
580	5.000%, 6/01/33	6/26 at 100.00	A3	685,258
725	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	814,457
60	Scranton-Lackawanna Health and Welfare Authority, Pennsylvania, University Revenue Bonds, Marywood University, Series 2016, 3.375%, 6/01/26	No Opt. Call	N/R	59,048
875	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2009D, 6.250%, 11/15/34	5/19 at 100.00	AA	982,293
330	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding and Improvement Series 2011, 5.750%, 8/01/21	No Opt. Call	A–	376,108
7,835	Total Pennsylvania			8,727,272
	Rhode Island – 0.2%
200	Rhode Island Health and Educational Building Corporation, Revenue Bonds, Care New England Health System, Series 2013A, 5.500%, 9/01/28 (Pre-refunded 9/01/23)	9/23 at 100.00	BBB– (4)	252,966
	South Carolina – 3.9%
1,540	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Refunding Series 1991, 6.750%, 1/01/19 – FGIC Insured (ETM)	No Opt. Call	A3 (4)	1,739,876
3,040	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Refunding Series 1991, 6.750%, 1/01/19 – FGIC Insured	No Opt. Call	A3	3,409,634
4,580	Total South Carolina			5,149,510
	South Dakota – 0.8%
1,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2007, 5.000%, 11/01/27 (Pre-refunded 5/01/17)	5/17 at 100.00	A+ (4)	1,024,890
	Tennessee – 0.3%
	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Refunding Bonds, Covenant Health, Series 2012A:
105	4.000%, 1/01/22	No Opt. Call	A	118,352
180	5.000%, 1/01/23	No Opt. Call	A	216,689
285	Total Tennessee			335,041
	Texas – 9.1%
	Bexar Metropolitan Water District, Texas, Waterworks System Revenue Bonds, Refunding Series 2007:
130	5.000%, 5/01/23 (Pre-refunded 5/01/17) – SYNCORA GTY Insured	5/17 at 100.00	AA (4)	133,241
15	5.000%, 5/01/24 (Pre-refunded 5/01/17) – SYNCORA GTY Insured	5/17 at 100.00	AA (4)	15,374
40	5.000%, 5/01/25 (Pre-refunded 5/01/17) – SYNCORA GTY Insured	5/17 at 100.00	AA (4)	40,997
10	Bexar Metropolitan Water District, Texas, Waterworks System Revenue Bonds, Refunding Series 2010, 5.875%, 5/01/40 (Pre-refunded 5/01/20)	5/20 at 100.00	AA (4)	11,721
	Bexar Metropolitan Water District, Texas, Waterworks System Revenue Refunding Bonds, Series 2009:
45	5.000%, 5/01/29 (Pre-refunded 5/01/19)	5/19 at 100.00	AA (4)	49,687
145	5.000%, 5/01/39 (Pre-refunded 5/01/19)	5/19 at 100.00	AA (4)	160,103
25	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities Electric Company, Series 2003D, 5.400%, 10/01/29 (Mandatory put 10/01/17) (6)	12/16 at 100.00	N/R	869

24	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$525	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.250%, 1/01/46 (Pre-refunded 1/01/21)	1/21 at 100.00	BBB+ (4)	$638,122
1,000	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A, 5.000%, 1/01/31	7/25 at 100.00	BBB+	1,190,209
155	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series 2014C, 5.000%, 11/15/24	No Opt. Call	A3	189,449
395	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 11/15/26 – AGM Insured	11/24 at 100.00	AA	484,740
35	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (Alternative Minimum Tax)	7/24 at 100.00	BB–	39,614
140	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011B, 5.250%, 9/01/25	12/16 at 100.00	A2	140,515
500	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B, 0.000%, 9/01/23 – AMBAC Insured	No Opt. Call	A2	425,510
430	Love Field Airport Modernization Corporation, Texas, General Airport Revenue Bonds Series 2015, 5.000%, 11/01/28 (Alternative Minimum Tax)	11/25 at 100.00	A1	520,115
200	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	Baa1	229,188
	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
100	5.000%, 12/01/25	No Opt. Call	Ba2	111,045
100	5.250%, 12/01/28	12/25 at 100.00	Ba2	115,102
250	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Series 2016B, 5.750%, 10/01/31 (Alternative Minimum Tax)	10/18 at 103.00	BB–	265,740
	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children's Medical Center Dallas Project, Series 2012:
400	5.000%, 8/15/24	8/22 at 100.00	Aa2	480,880
380	5.000%, 8/15/25	8/22 at 100.00	Aa2	454,089
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital Appreciation Series 2011C:
100	0.000%, 9/01/43 (5)	9/31 at 100.00	AA+	108,183
490	0.000%, 9/01/45 (5)	9/31 at 100.00	AA+	575,157
750	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest Series 2011D, 5.000%, 9/01/24	9/21 at 100.00	AA+	886,792
455	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2014A, 5.000%, 1/01/23	No Opt. Call	A1	551,819
2,870	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2008F, 5.750%, 1/01/38 (Pre-refunded 1/01/18)	1/18 at 100.00	A2 (4)	3,043,146
455	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006B, 1.120%, 12/15/17	12/16 at 100.00	BBB+	453,007
110	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/32	No Opt. Call	A3	124,704
165	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2015B, 5.000%, 8/15/37	8/24 at 100.00	A–	193,415
465	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C, 5.000%, 8/15/31	8/24 at 100.00	BBB+	549,077
10,880	Total Texas			12,181,610
	Virginia – 0.6%
100	Peninsula Ports Authority of Virginia, Coal Terminal Revenue Bonds, Dominion Terminal Associates Project-DETC Issue, Refunding Series 2003, 1.550%, 10/01/33 (Mandatory put 10/01/19) (WI/DD, Settling 10/03/16)	No Opt. Call	BBB+	99,953

NUVEEN	25

NIM	Nuveen Select Maturities Municipal Fund
	Portfolio of Investments (continued)	September 30, 2016 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virginia (continued)
$565	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB	$652,982
665	Total Virginia			752,935
	Washington – 2.3%
1,000	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2015C, 5.000%, 4/01/23 (Alternative Minimum Tax)	No Opt. Call	A+	1,209,210
1,050	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.375%, 1/01/31	1/21 at 100.00	A	1,181,198
585	Whidbey Island Public Hospital District, Island County, Washington, General Obligation Bonds, Whidbey General Hospital, Series 2013, 5.500%, 12/01/33	12/22 at 100.00	Baa2	649,215
2,635	Total Washington			3,039,623
	West Virginia – 0.3%
135	West Virginia Economic Development Authority, Energy Revenue Bonds, Morgantown Energy Associates Project, Refunding Series 2016, 2.875%, 12/15/26 (Alternative Minimum Tax)	No Opt. Call	N/R	135,807
250	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Appalachian Power Company – Amos Project, Series 2011A, 1.700%, 1/01/41 (Mandatory put 9/01/20) (Alternative Minimum Tax)	No Opt. Call	BBB+	249,960
385	Total West Virginia			385,767
	Wisconsin – 3.3%
250	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Refunding Series 2016A-2, 2.875%, 5/01/27 (Alternative Minimum Tax)	5/26 at 100.00	A–	257,728
	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Refunding Series 2013A:
755	4.000%, 4/01/20	No Opt. Call	Aa3	831,058
15	5.000%, 4/01/22	No Opt. Call	Aa3	17,938
325	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010B, 5.000%, 7/15/20	No Opt. Call	A2	366,035
675	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2012A, 5.000%, 7/15/25	7/21 at 100.00	A2	780,476
30	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C, 5.000%, 8/15/17 (ETM)	No Opt. Call	AA (4)	31,108
1,500	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ThedaCare Inc., Series 2015, 5.000%, 12/15/26	12/24 at 100.00	AA–	1,856,774
	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A:
45	5.000%, 5/01/21	5/19 at 100.00	AA–	49,698
35	5.375%, 5/01/25	5/19 at 100.00	AA–	38,941
40	5.625%, 5/01/28	5/19 at 100.00	AA–	44,726
150	6.000%, 5/01/33	5/19 at 100.00	AA–	168,675
3,820	Total Wisconsin			4,443,157
$121,876	Total Municipal Bonds (cost $121,109,896)			130,531,045

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0%
	Transportation – 0.0%
$17	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	5.500%	7/15/19	N/R	$10,194
4	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	5.500%	7/15/55	N/R	2,221
$21	Total Corporate Bonds (cost $1,880)				12,415
	Total Long-Term Investments (cost $121,111,776)				130,543,460

26	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 1.5%

	MUNICIPAL BONDS – 1.5%

	Michigan – 0.8%
$1,000	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit Group, Refunding and Project Series 2010F-5, 1.500%, 11/15/47 (Mandatory put 3/15/17) (9)	No Opt. Call	A–1	$1,002,090
	Nebraska – 0.7%
1,000	Sarpy County Hospital Authority 1, Nebraska, Health Facilities Revenue Bonds, Nebraska Medicine, Tender Option Bond Floater 2016-ZM0398, 0.693%, 5/15/51 (9)	5/26 at 100.00	AA–	1,000,000
$2,000	Total Short-Term Investments (cost $2,000,000)			2,002,090
	Total Investments (cost $123,111,776) – 99.2%			132,545,550
	Other Assets Less Liabilities – 0.8%			1,012,704
	Net Assets – 100%			$133,558,254

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Step-up coupon. The rate shown is the coupon as of the end of the reporting period.
(6)
As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund's Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund's records.

(7)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3.
(8)
During January 2010, Las Vegas Monorail Company ("Las Vegas Monorail") filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund is not accruing income for either senior interest corporate bond.

(9)
Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(ETM)	Escrowed to maturity.
(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

NUVEEN	27

Statement of
Assets and Liabilities	September 30, 2016 (Unaudited)

Assets
Long-term investments, at value (cost $121,111,776)	$130,543,460
Short-term investments, at value (cost $2,000,000)	2,002,090
Cash	157,489
Receivable for:
Interest	1,533,120
Investments sold	260,000
Other assets	2,485
Total assets	134,498,644
Liabilities
Payable for:
Dividends	314,805
Investments purchased	533,360
Accrued expenses:
Management fees	50,512
Trustees fees	768
Other	40,945
Total liabilities	940,390
Net assets	$133,558,254
Shares outstanding	12,444,868
Net asset value ("NAV") per share outstanding	$10.73
Net assets consist of:
Shares, $0.01 par value per share	$124,449
Paid-in surplus	123,838,202
Undistributed (Over-distribution of) net investment income	142,282
Accumulated net realized gain (loss)	19,547
Net unrealized appreciation (depreciation)	9,433,774
Net assets	$133,558,254
Authorized shares	Unlimited
See accompanying notes to financial statements.

28	NUVEEN

Statement of
Operations	Six Months Ended September 30, 2016 (Unaudited)

Investment Income	$2,353,766
Expenses
Management fees	308,704
Custodian fees	21,625
Trustees fees	1,989
Professional fees	11,749
Shareholder reporting expenses	16,812
Shareholder servicing agent fees	2,875
Stock exchange listing fees	3,922
Investor relations expenses	8.161
Other	8,691
Total expenses	384,528
Net investment income (loss)	1,969,238
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	141,918
Change in net unrealized appreciation (depreciation) of investments	1,029,697
Net realized and unrealized gain (loss)	1,171,615
Net increase (decrease) in net assets from operations	$3,140,853
See accompanying notes to financial statements.

NUVEEN	29

Statement of
	Changes in Net Assets	(Unaudited)

	Six Months Ended 9/30/16	Year Ended 3/31/16

Operations
Net investment income (loss)	$1,969,238	$3,937,524
Net realized gain (loss) from investments	141,918	147,244
Change in net unrealized appreciation (depreciation) of investments	1,029,697	512,937
Net increase (decrease) in net assets from operations	3,140,853	4,597,705
Distributions to Shareholders
From net investment income	(1,941,219)	(4,089,960)
Decrease in net assets from distributions to shareholders	(1,941,219)	(4,089,960)
Capital Share Transactions
Net proceeds from shares issued to shareholders due to reinvestment of distributions	21,437	11,750
Net increase (decrease) in net assets from capital share transactions	21,437	11,750
Net increase (decrease) in net assets	1,221,071	519,495
Net assets at the beginning of period	132,337,183	131,817,688
Net assets at the end of period	$133,558,254	$132,337,183
Undistributed (Over-distribution of) net investment income at the end of period	$142,282	$114,263
See accompanying notes to financial statements.

30	NUVEEN

THIS PAGE INTENTIONALLY LEFT BLANK

NUVEEN	31

Financial
Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning NAV	Net Investment Income (Loss	Net Realized/ Unrealized Gain (Loss	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Ending Share Price

			))
Year Ended 3/31:
2017(c)	$10.64	$0.16	$0.09	$0.25	$(0.16)	$—	$(0.16)	$10.73	$10.70
2016	10.59	0.32	0.06	0.38	(0.33)	—	(0.33)	10.64	10.57
2015	10.38	0.34	0.21	0.55	(0.34)	—	(0.34)	10.59	10.78
2014	10.63	0.36	(0.27)	0.09	(0.34)	—	(0.34)	10.38	10.18
2013	10.45	0.37	0.18	0.55	(0.37)	—	(0.37)	10.63	10.35
2012	10.02	0.40	0.44	0.84	(0.41)	—	(0.41)	10.45	10.23

32	NUVEEN

				Ratios/Supplemental Data
Total Returns					Ratios to Average Net Assets
		Based					Net
Based		on		Ending			Investment		Portfolio
on		Share		Net Assets			Income		Turnover
NAV	(a)	Price	(a)	(000)	Expenses		(Loss	)	Rate	(b)

2.32%		2.71%		$133,558	0.57	%*	2.94	%*	8%
3.66		1.24		132,337	0.57		3.01		20
5.37		9.39		131,818	0.58		3.23		16
0.95		1.83		129,153	0.58		3.44		15
5.32		4.77		132,277	0.56		3.51		17
8.49		8.49		129,868	0.62		3.92		17

(a)
Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(b)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(c)	For the six months ended September 30, 2016.

*	Annualized.
See accompanying notes to financial statements.

NUVEEN	33

Notes to Financial Statements (Unaudited)
1. General Information and Significant Accounting Policies
General Information
Fund Information
 The fund covered in this report and its corresponding New York Stock Exchange ("NYSE") symbol is Nuveen Select Maturities Municipal Fund (NIM) (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund was organized as a Massachusetts business trust on July 23, 1992.
The end of the reporting period for the Fund is September 30, 2016, and the period covered by these Notes to Financial Statements is the six months ended September 30, 2016 (the "current fiscal period").
Investment Adviser
 The Fund's investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). Nuveen is an operating division of TIAA Global Asset Management. The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund's portfolios, manages the Fund's business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the "Sub-Adviser"), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.
Investment Objectives and Principal Investment Strategies
 The Fund seeks to provide current income exempt from regular federal income tax, consistent with the preservation of capital by investing in an investment-grade quality portfolio of municipal obligations with intermediate characteristics. In managing its portfolio, the Fund has purchased municipal obligations having remaining effective maturities of no more than fifteen years with respect to 80% of its total assets that, in the opinion of the Sub-Adviser, represent the best value in terms of the balance between yield and capital preservation currently available from the intermediate sector of the municipal market. The Sub-Adviser will actively monitor the effective maturities of the Fund's investments in response to prevailing market conditions, and will adjust its portfolio consistent with its investment policy of maintaining an average effective remaining maturity of twelve years or less.
Effective August 5, 2016, the Fund added an investment policy to limit the amount of securities subject to the alternative minimum tax to no more than 20% of the Fund's net assets.
Significant Accounting Policies
The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 "Financial Services – Investment Companies." The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").
Investment Transactions
 Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Fund's outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$100,009
Investment Income
 Investment income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

34	NUVEEN

Professional Fees
 Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.
Dividends and Distributions to Shareholders
 Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
 Under the Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Netting Agreements
 In the ordinary course of business, the Fund may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. ("ISDA") master agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.
The Fund's investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.
Use of Estimates
 The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.
2. Investment Valuation and Fair Value Measurements
 The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).
Prices of fixed income securities are provided by an independent pricing service ("pricing service") approved by the Fund's Board of Trustees (the "Board"). The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

NUVEEN	35

Notes to Financial Statements (Unaudited) (continued)
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's net asset value ("NAV") (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund's fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3		Total
Long-Term Investments:
Municipal Bonds*	$—	$130,531,045	$—		$130,531,045
Corporate Bonds**	—	—	12,415	***	12,415
Short-Term Investments:
Municipal Bonds*	—	2,002,090	—		2,002,090
Total	$—	$132,533,135	$12,415	***	$132,545,550

*	Refer to the Fund's Portfolio of Investments for state classifications.
**	Refer to the Fund's Portfolio of Investments for industry classifications.
***	Refer to the Fund's Portfolio of Investments for securities classified as Level 3.
The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund's pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.
The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.
For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

36	NUVEEN

3. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Zero Coupon Securities
 A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
The Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund's investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Fund is authorized to invest in derivative instruments and may do so in the future, it did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
 In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4. Fund Shares
Transactions in shares during the Fund's current and prior fiscal period, were as follows:
	Six Months Ended 9/30/16	Year Ended 3/31/16
Shares issued to shareholders due to reinvestment of distributions	1,987	1,111
5. Investment Transactions
 Long-term purchases and sales (including maturities) during the current fiscal period aggregated $10,323,827 and $10,642,000, respectively.
6. Income Tax Information
 The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, the Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Fund. Net realized capital gains and ordinary income distributions paid by the Fund are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

NUVEEN	37

Notes to Financial Statements (Unaudited) (continued)
As of September 30, 2016, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

Cost of investments	$122,976,447
Gross unrealized:
Appreciation	$9,678,159
Depreciation	(109,056)
Net unrealized appreciation (depreciation) of investments	$9,569,103
Permanent differences, primarily due to taxable market discount, resulted in reclassifications among the Fund's components of net assets as of March 31, 2016, the Fund's last tax year end, as follows:

Paid-in-surplus	$6
Undistributed (Over-distribution of) net investment income	(3,914)
Accumulated net realized gain (loss)	3,908
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of March 31, 2016, the Fund's last tax year end, were as follows:

Undistributed net tax-exempt income[1]	$274,096
Undistributed net ordinary income[2]	—
Undistributed net long-term capital gains	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on March 1, 2016, paid on April 1, 2016.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Fund's last tax year ended March 31, 2016 was designated for purposes of the dividends paid deduction as follows:

Distributions from net tax-exempt income	$3,994,604
Distributions from net ordinary income[2]	113,990
Distributions from net long-term capital gains	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
As of March 31, 2016, the Fund's last tax year end, the Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by the Fund.

Expiration:
March 31, 2017	$110,784
Not subject to expiration	—
Total	$110,784
During the Fund's last tax year ended March 31, 2016, the Fund utilized $150,231 of its capital loss carryforward.

38	NUVEEN

7. Management Fees and Other Transactions with Affiliates
Management Fees
 The Fund's management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.
The Fund's management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
For the period April 1, 2016 through July 31, 2016, the annual Fund-level fee, payable monthly, for the Fund was calculated according to the following schedule:

Average Daily Net Assets*	Fund-Level Fee
For the first $125 million	0.3000%
For the next $125 million	0.2875
For the next $250 million	0.2750
For the next $500 million	0.2625
For the next $1 billion	0.2500
For net assets over $2 billion	0.2375
Effective August 1, 2016, the annual Fund-level fee, payable monthly, for the Fund is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.3000%
For the next $125 million	0.2875
For the next $250 million	0.2750
For the next $500 million	0.2625
For the next $1 billion	0.2500
For the next $3 billion	0.2250
For managed assets over $5 billion	0.2125
The annual complex-level fee, payable monthly, for the Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund's daily net assets:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of September 30, 2016, the complex-level fee rate for the Fund was 0.1607%.

NUVEEN	39

Notes to Financial Statements (Unaudited) (continued)
Other Transactions with Affiliates
 The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
The Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser ("inter-fund trade") under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of "Receivable for investments sold" and/or "Payable for investments purchased" on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the Fund engaged in inter-fund trades pursuant to these procedures as follows:

Purchases	$658,473
Sales	—
8. Borrowing Arrangements
Uncommitted Line of Credit
 During the current fiscal period, the Fund participated in an unsecured bank line of credit ("Unsecured Credit Line") under which outstanding balances would bear interest at a variable rate. Although the Fund participated in the Unsecured Credit Line, it did not have any outstanding balances during the current fiscal period.
Committed Line of Credit
 The Fund, along with certain other funds managed by the Adviser ("Participating Funds"), established a 364-day, approximately $2.5 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility's capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include the Fund covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility's annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, along with a number of Nuveen closed-end funds, including the Fund covered by this shareholder report. The credit facility expires in July 2017 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of "Other expenses" on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility's aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the Fund did not utilize this facility.

40	NUVEEN

Additional Fund Information

Board of Trustees William Adams IV* John K. Nelson	Margo Cook* William J. Schneider	Jack B. Evans Judith M. Stockdale	William C. Hunter Carole E. Stone	David J. Kundert Terence J. Toth	Albin F. Moschner Margaret L. Wolff

* Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Drive Chicago, IL 60601		Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.
Nuveen Funds' Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC online at http://www.sec.gov.

CEO Certification Disclosure
The Fund's Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases
The Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

NIM
Shares repurchased	0
FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	41

Glossary of Terms Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed," with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond fund's value to changes when market interest rates change. Generally, the longer a bond's or fund's duration, the more the price of the bond or fund will change as interest rates change.

■
Net Asset Value (NAV) Per Share: A fund's Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund's Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond's credit rating and thus its value.

■
S&P Municipal Bond Intermediate Index: An unleveraged, market value-weighted index containing all of the bonds in the S&P Municipal Bond Index with maturity dates between 3 and 14.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

42	NUVEEN

Reinvest Automatically, Easily and Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

NUVEEN	43

Annual Investment Management Agreement Approval Process (Unaudited)
The Board of Trustees of the Fund (the "Board," and each Trustee a "Board Member"), including the Board Members who are not parties to the Fund's advisory or sub-advisory agreements or "interested persons" of any such parties (the "Independent Board Members"), is responsible for overseeing the performance of the investment adviser and sub-adviser to the Fund and determining whether to continue the Fund's advisory agreement (the "Investment Management Agreement") between the Fund and Nuveen Fund Advisors, LLC (the "Adviser") and the sub-advisory agreement (the "Sub-Advisory Agreement" and, together with the Investment Management Agreement, the "Advisory Agreements") between the Adviser and Nuveen Asset Management, LLC (the "Sub-Adviser"). Following the initial term upon the Fund's commencement of operations, the Board reviews the Investment Management Agreement and Sub-Advisory Agreement and votes to determine whether the respective Advisory Agreement should be renewed. Accordingly, at an in-person meeting held on May 24-26, 2016 (the "May Meeting"), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Fund.
During the year, the Board and its Committees met regularly to receive materials and discuss a variety of topics impacting the Fund including, among other things, overall market conditions and market performance, Fund investment performance, brokerage execution, valuation of securities, compliance matters, securities lending, leverage matters, risk management and ongoing initiatives. The Board had established several standing Committees, including the Open-end Fund Committee and Closed-end Fund Committee which permit the Board Members to delve further into the topics particularly relevant to the respective product line and enhance the Board's effectiveness and oversight of the Fund. The Board also seeks to meet with the Sub-Adviser and its investment team at least once over a multiple year rotation through site visits. The information and knowledge the Board gained throughout the year from the Board and Committee meetings, site visits and the related materials were relevant to the Board's evaluation of the Advisory Agreements, and the Board took such information into account in its review of the Advisory Agreements.
In addition to the materials received throughout the year, the Board received additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including a description of the services provided by the Adviser and the Sub-Adviser (each, a "Fund Adviser"); a review of fund performance with a detailed focus on any performance outliers; an analysis of the investment teams; an analysis of the fees and expense ratio of the Fund, including information comparing such fees and expenses to that of a peer group; an assessment of shareholder services for the Fund and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; and a review of premium/discount trends and leverage management as well as information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters.
As part of its annual review, the Board held a separate meeting on April 12-13, 2016 to review the Fund's investment performance and consider an analysis by the Adviser of the Sub-Adviser examining, among other things, the team's assets under management, investment performance, investment approach, and the stability and structure of the Sub-Adviser's organization and investment team. During the review, the Independent Board Members requested and received additional information from management. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel. The Independent Board Members met separately with independent legal counsel without management present and received a memorandum from such counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements. The Independent Board Members' review of the Advisory Agreements reflected an ongoing process that incorporated the information and considerations that occurred over the years, including the most recent year, as well as the information specifically furnished for the renewal process. In deciding to renew the Advisory Agreements, the Independent Board Members

44	NUVEEN

did not identify a particular factor as controlling, but rather the decision reflected the comprehensive consideration of all the information presented. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.
A.   Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser's services provided to the Fund and the initiatives undertaken during the past year by the Adviser. The Board recognized the comprehensive set of services the Adviser provided to manage and operate the Nuveen funds, including (a) product management (such as setting dividends, positioning the product in the marketplace, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment services (such as overseeing sub-advisers and other service providers; analyzing investment performance and risks; overseeing risk management and disclosure; developing and interpreting investment policies; assisting in the development of products; helping to prepare financial statements and marketing disclosures; and overseeing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters; and helping to prepare regulatory filings and shareholder reports); (d) fund Board administration (such as preparing Board materials and organizing and providing assistance for Board meetings); (e) compliance (such as helping to devise and maintain the funds' compliance program and related testing); (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities); and (g) providing leverage management.
The Board reviewed the continued investment the Adviser had made in its business to continue to strengthen the breadth and quality of its services to the benefit of the Nuveen funds. The Board noted the Adviser's additional staffing in key areas that support the funds and the Board, including in investment services, operations, closed-end fund/structured products, fund governance, compliance, fund administration, product management, and information technology. Among the enhancements to its services, the Board recognized the Adviser's (a) expanded activities and support required as a result of regulatory developments, including in areas of compliance and reporting; (b) expanded efforts to support leverage management with a goal of seeking the most effective structure for fund shareholders given appropriate risk levels and regulatory constraints; (c) increased support for dividend management; (d) continued investment in its technical capabilities as the Adviser continued to build out a centralized fund data platform, enhance mobility and remote access capabilities, rationalize and upgrade software platforms, and automate certain regulatory liquidity determinations; (e) continued efforts to rationalize the product line through mergers, liquidations and re-positioning of Nuveen funds with the goal of increasing efficiencies, reducing costs, improving performance and addressing shareholder needs; (f) continued efforts to develop new lines of business designed to enhance the Nuveen product line and meet investor demands; and (g) continued commitment to enhance risk oversight, including the formation of the operational risk group to provide operational risk assessment, the access to platforms which provide better risk reporting to support investment teams, and the development of a new team to initially review new products and major product initiatives. The Board also recognized the Adviser's efforts to renegotiate certain fees of other service providers which culminated in reduced expenses for all funds for custody and accounting services without diminishing the breadth and quality of the services provided. The Board considered the Chief Compliance Officer's report regarding the Adviser's compliance program, the Adviser's continued development, execution and management of its compliance program, and the additions to the compliance team to support the continued growth of the Nuveen fund family and address regulatory developments.
The Board also considered information highlighting the various initiatives that the Adviser had implemented or continued during the year to enhance or support the closed-end fund product line. The Board noted the Adviser's continued efforts during 2015 (a) to rationalize the product line through mergers designed to help reduce product overlap, offer shareholders the potential for lower fees and enhanced investor acceptance, and address persistent discounts in the secondary market; (b) to oversee and manage leverage as the Adviser facilitated the rollover of existing facilities and conducted negotiations for improved terms

NUVEEN	45

and pricing to reduce leverage costs; (c) to conduct capital management services including share repurchases and/or share issuances throughout the year and monitoring market conditions to capitalize on such opportunities for the closed-end funds; and (d) to implement data-driven market analytics which, among other things, provided a better analysis of the shareholder base, enhanced the ability to monitor the closed-end funds versus peers and helped to understand trading discounts. The Board also considered the quality and breadth of Nuveen's investment relations program through which Nuveen seeks to build awareness of, and educate investors and financial advisers with respect to, Nuveen closed-end funds which may help to build an active secondary market for the closed-end fund product line.
As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Fund. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreement.
Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each Advisory Agreement were satisfactory.
B.   The Investment Performance of the Fund and Fund Advisers
The Board considered the long-term and short-term performance history of the Nuveen funds. As noted above, the Board reviewed fund performance at its quarterly meetings throughout the year and took into account the information derived from the discussions with representatives of the Adviser about fund performance at these meetings. The Board also considered the Adviser's analysis of fund performance with particular focus on any performance outliers and the factors contributing to such performance and any steps the investment team had taken to address performance concerns. The Board reviewed, among other things, the Fund's investment performance both on an absolute basis and in comparison to peer funds (the "Performance Peer Group") and to a recognized and/or customized benchmark (i.e., generally a benchmark derived from multiple recognized benchmarks) for the quarter, one- , three- and five-year periods ending December 31, 2015, as well as performance information reflecting the first quarter of 2016.
In evaluating performance information, the Board recognized the following factors may impact the performance data as well as the consideration to be given to particular performance data:
• The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.
• Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.
• Shareholders evaluate performance based on their own holding period which may differ from the performance period reviewed by the Board, leading to different performance results.
• The Board recognized the difficulty in establishing appropriate peer groups and benchmarks for certain funds, including the Fund. The Board noted that management classified the Performance Peer Groups as low, medium and high in relevancy and took the relevancy of the Performance Peer Group into account when considering the comparative performance data. If the Performance Peer Group differed somewhat from a fund, the Board recognized that the comparative performance data may be of limited value. The Board also recognized that each fund operated pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark and that these variations lead to differences in performance results. Further, for funds that utilized leverage, the Board understood that leverage during different periods could provide both benefits and risks to a portfolio as compared to an unlevered benchmark.

46	NUVEEN

In addition to the foregoing, the Independent Board Members continued to recognize the importance of secondary market trading for the shares of closed-end funds. At the quarterly meetings as well as the May Meeting, the Independent Board Members (either at the Board level or through the Closed-end Fund Committee) reviewed, among other things, the premium or discount to net asset value of the Nuveen closed-end funds as of a specified date and over various periods as well as in comparison to the premium/discount average in their respective Lipper peer category. At the May Meeting and/or prior meetings, the Independent Board Members (either at the Board level or through the Closed-end Fund Committee) reviewed, among other things, an analysis by the Adviser of the key economic, market and competitive trends that affected the closed-end fund market and Nuveen closed-end funds and considered any actions proposed periodically by the Adviser to address trading discounts of certain closed-end funds, including, among other things, share repurchases, fund reorganizations, adjusting fund investment mandates and strategies, and increasing fund awareness to investors. The Independent Board Members considered the evaluation of the premium and discount levels of the closed-end funds to be a continuing priority in their oversight of the closed-end funds.
With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board was aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser and the applicable sub-adviser manage the fund, knowing the fund's investment strategy and seeking exposure to that strategy (even if the strategy was "out of favor" in the marketplace) and knowing the fund's fee structure.
The Board noted that, although the Fund ranked in its Performance Peer Group in the fourth quartile in the three- and five-year periods, the Fund ranked in the third quartile in the one-year period. In reviewing the comparative peer data, the Board recognized that the peer group was classified as low relevancy. The Board also noted that the Fund narrowly underperformed its benchmark in the one-, three- and five-year periods. The Board further recognized the Fund's positive absolute performance for the one-, three- and five-year periods. The Board determined that the Fund's performance had been satisfactory.
C.   Fees, Expenses and Profitability
1. Fees and Expenses
The Board evaluated the management fees and other fees and expenses of the Fund. The Board reviewed, among other things, the gross and net management fees and net total expenses of the Fund (expressed as a percentage of average net assets) in absolute terms and also in comparison to the fee and expense levels of a comparable universe of funds (the "Peer Universe") selected by an independent third-party fund data provider. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe.
In their evaluation of the management fee schedule, the Independent Board Members considered the fund-level and complex-wide breakpoint schedules, as described in further detail below. In this regard, the Board considered that management recently reviewed the breakpoint schedules for the closed-end funds which resulted in reduced breakpoints and/or new breakpoints at certain asset thresholds for numerous closed-end funds, including the Fund.
In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; the differences in the type and use of leverage; and differences in services provided can impact the usefulness of the comparative data in helping to assess the appropriateness of a fund's fees and expenses. In addition, in reviewing a fund's fees and expenses compared to the fees and expenses of its peers (excluding leverage costs and leveraged assets), the Board generally considered a fund's expenses and fees to be higher if they were over 10 basis points

NUVEEN	47

higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Board reviewed the net expense ratio in recognition that the net expense ratio generally best represented the net experience of the shareholders of a fund as it directly reflected the costs of investing in the respective fund. The Board noted that the majority of the Nuveen funds had a net expense ratio near or below the average of the respective peers. For funds with a net expense ratio of 6 basis points or higher than their respective peer average, the Independent Board Members reviewed the reasons for the outlier status and were satisfied with the explanation for the difference or with any steps taken to address the difference.
The Independent Board Members noted that the Fund had a net management fee and a net expense ratio higher than the respective peer average. They considered that the higher net expense ratio was generally due to limitations with the Fund's Peer Universe, limiting the usefulness of the comparative data.
Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund's management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
The Board also reviewed information regarding the fee rates for other types of clients advised or sub-advised by the respective Fund Adviser. For the Adviser and/or the Sub-Adviser, such other clients may include municipal separately managed accounts and passively managed exchange traded funds (ETFs).
The Board recognized that the Fund had an affiliated sub-adviser. With respect to affiliated sub-advisers, the Board reviewed, among other things, the range of advisory fee rates and average fee rate assessed for the different types of clients. The Board reviewed information regarding the different types of services provided to the Fund compared to that provided to these other clients which typically did not require the same breadth of day-to-day services required for registered funds. The Board further considered information regarding the differences in, among other things, investment policies, investor profiles, and account sizes between the Nuveen funds and the other types of clients. In addition, the Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may also vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and funds.
The Board also was aware that, since the Fund had a sub-adviser, its management fee reflected two components, the fee retained by the Adviser for its services and the fee the Adviser paid to the Sub-Adviser. The Board noted that many of the administrative services provided to support the Fund by the Adviser may not be required to the same extent or at all for the institutional clients or other clients. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. Given the inherent differences in the various products, particularly the extensive services provided to the Fund, the Independent Board Members concluded such facts justify the different levels of fees.
3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities on an absolute basis and in comparison to other investment advisers. The Independent Board Members reviewed, among other things, Nuveen's adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2015. The Independent Board Members also noted that the sub-advisory

48	NUVEEN

fee for the Fund is paid by the Adviser, however, the Board recognized that the Sub-Adviser is affiliated with Nuveen. In their review, the Independent Board Members recognized that profitability data is rather subjective as various allocation methodologies may be reasonable to employ but yet yield different results. The Board also reviewed the results of certain alternative methodologies. The Board considered the allocation methodology employed to prepare the profitability data as well as a summary of the refinements to the methodology that had been adopted over the years which may limit some of the comparability of Nuveen's revenue margins over time. Two Independent Board Members also served as point persons for the Board throughout the year to review and discuss the methodology employed to develop the profitability analysis and any proposed changes thereto and to keep the Board apprised of such changes during the year. In reviewing the profitability data, the Independent Board Members noted that Nuveen's operating margin as well as its margins for its advisory activities to the Nuveen funds for 2015 were consistent with such margins for 2014.
The Board also considered Nuveen's adjusted operating margins compared to that of other comparable investment advisers (based on asset size and composition) with publicly available data. The Independent Board Members recognized, however, the limitations of the comparative data as the other advisers may have a different business mix, employ different allocation methodologies, have different capital structure and costs, may not be representative of the industry or other factors that limit the comparability of the profitability information. Nevertheless, the Independent Board Members noted that Nuveen's adjusted operating margins appeared comparable to the adjusted margins of the peers.
Further, as the Adviser is a wholly-owned subsidiary of Nuveen which in turn is an operating division of TIAA Global Asset Management, the investment management arm of Teachers Insurance and Annuity Association of America ("TIAA-CREF"), the Board reviewed a balance sheet for TIAA-CREF reflecting its assets, liabilities and capital and contingency reserves for the last two calendar years to have a better understanding of the financial stability and strength of the TIAA-CREF complex, together with Nuveen.
Based on the information provided, the Independent Board Members noted that the Adviser appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds.
With respect to the Sub-Adviser, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser's revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2015. The Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2015.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund.
Based on their review, the Independent Board Members determined that the Adviser's and the Sub-Adviser's levels of profitability were reasonable in light of the respective services provided.
D.   Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Independent Board Members recognized that as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized with respect to the management of the funds, and the Independent Board Members considered the extent to which these economies are shared with the funds and their shareholders. Although the Independent Board Members recognized that economies of scale are difficult to measure with precision, the Board noted that there were several acceptable means to share economies of scale, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waiver and expense limitation agreements and the Adviser's investment in its

NUVEEN	49

business which can enhance the services provided to the funds. With respect to breakpoints, the Independent Board Members noted that subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and complex-level component. The fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the funds in the Nuveen complex combined grow. With respect to closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds' investment portfolios. The complex-wide fee arrangement was designed to capture economies of scale achieved when total fund complex assets increase, even if the assets of a particular fund are unchanged or decrease. The approach reflected the notion that some of Nuveen's costs were attributable to services provided to all its funds in the complex, and therefore all funds should benefit if these costs were spread over a larger asset base.
The Independent Board Members reviewed the breakpoint and complex-wide schedules and the material savings achieved from fund-level breakpoints and complex-wide fee reductions for the 2015 calendar year.
In addition, the Independent Board Members recognized the Adviser's ongoing investment in its business to expand or enhance the services provided to the Nuveen funds. The Independent Board Members noted, among other things, the additions to groups who play a key role in supporting the funds including in closed-end funds/structured products, fund administration, operations, fund governance, investment services, compliance, product management, and technology. The Independent Board Members also recognized the investments in systems necessary to manage the funds including in areas of risk oversight, information technology and compliance.
Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.
E.   Indirect Benefits
The Independent Board Members received and considered information regarding other additional benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Fund, including compensation paid to affiliates and research received in connection with brokerage transactions (i.e., soft dollar arrangements). In this regard, the Independent Board Members noted any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds and as underwriter on shelf offerings for certain existing funds.
In addition to the above, the Independent Board Members considered that the Fund's portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received through soft-dollar arrangements. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that any such research may benefit the Fund to the extent it enhances the ability of the Sub-Adviser to manage the Fund.
Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.
F.   Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser's fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

50	NUVEEN

Notes

NUVEEN	51

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen's teams of experts align with clients' specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages $244 billion in assets as of September 30, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com

ESA-A-0916D 20918-INV-B-11/17

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Select Maturities Municipal Fund

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: December 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: December 8, 2016

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
 (principal financial officer)

Date: December 8, 2016